Restructuring and Productivity Initiatives	11 Months Ended
Dec. 29, 2013
Productivity Initiatives [Abstract]
Restructuring and Productivity Initiatives
Restructuring and Productivity Initiatives

Transition Period

During the transition period, the Company is investing in restructuring and productivity initiatives as part of its ongoing cost reduction efforts with the goal of driving efficiencies and creating fiscal resources that will be reinvested into the Company's business as well as to accelerate overall productivity on a global scale. As of December 29, 2013, these initiatives have resulted in the reduction of approximately 3,400 corporate and field positions across the Company's global business segments as well as the closure, or planned closure, and consolidation of manufacturing and corporate office facilities.

The Company recorded pre-tax costs related to these initiatives of $410.4 million in the Successor period from February 8, 2013 to December 29, 2013, and $6 million in the Predecessor period, which were recorded in the Non-Operating segment.  These pre-tax restructuring and productivity initiatives were comprised of the following:

•
$274.5 million for the Successor period for severance and employee benefit costs relating to the reduction of corporate and field positions across the Company, including pension curtailment and special termination charges of $56.6 million (see Note 14).

•	$69.7 million for the Successor period associated with other implementation costs, primarily for professional fees, and contract and lease termination costs.

•
$66.2 million for the Successor period, and $6 million for the Predecessor period relating to non-cash asset write-downs and accelerated depreciation for the closure of corporate offices and a factory in China and the reduction of manufacturing capacity of a factory in the U.K, and the planned closure and consolidation of 3 factories in the U.S. and Canada.

Of the $410.4 million total pre-tax charges in the Year-to-Date Successor period, $168.7 million was recorded in Cost of products sold and $241.7 million in Selling, general and administrative expenses ("SG&A").

The Company does not include productivity charges in the results of its reportable segments. The pre-tax impact of allocating such charges to segment results would have been as follows:

	Successor	Predecessor
	February 8 - December 29, 2013	April 29 - June 7, 2013

North American Consumer Products	$114.5	$—
Europe	129.1	3.6
Asia/Pacific	28.1	2.4
U.S. Foodservice	27.5	—
Rest of World	48.3	—
Non-Operating	62.9	—
Total productivity charges	$410.4	$6.0
(Totals may not add due to rounding)

On November 14, 2013, the Company announced the planned closure and consolidation of 3 factories in the U.S. and Canada by the middle of calendar year 2014.  The number of employees expected to be impacted by these 3 plant closures and consolidation is approximately 1,350. The Company currently estimates it will incur total charges of approximately $63 million related to severance benefits and other severance-related expenses related to these factory closures, of which an immaterial amount was charged to the consolidated statement of operations in the Successor period.  In addition the Company will recognize accelerated depreciation on assets to be disposed of from November 2013 to the planned date of closure for the difference between the carrying amount and the projected recovery for these assets upon disposition in the second half of calendar year 2014.

The severance-related charges that the Company expects to incur in connection with these factory workforce reductions and factory closures are subject to a number of assumptions and may differ from actual results.  The Company may also incur other charges not currently contemplated due to events that may occur as a result of, or related to, these cost reductions. Including charges incurred as of December 29, 2013, the Company currently estimates it will incur total charges of approximately $300 million related to severance benefits and other severance-related expenses.

Activity in other accrued liability balances for restructuring and productivity charges incurred by the Successor were as follows:

	Severance and other severance related costs	Other exit costs (a)	Total
	(In millions)
Transition period restructuring and productivity initiatives	$217.9	$69.7	$287.6
Cash payments	(124.6)	(28.1)	(152.7)
Accrual balance at December 29, 2013	$93.3	$41.6	$134.9
(Totals may not add due to rounding)
______________________________________
(a) Other exit costs primarily represent professional fees, and contract and lease termination costs.

Fiscal 2012

On May 26, 2011, the Company announced that it would invest in productivity initiatives during Fiscal 2012 designed to increase manufacturing effectiveness and efficiency as well as accelerate overall productivity on a global scale. The Company recorded costs related to these productivity initiatives of $205.4 million pre-tax ($144.0 million after-tax) during Fiscal 2012, all of which were reported in the Non-Operating segment. These pre-tax costs were comprised of the following:

•	$50.9 million relating to asset write-downs and accelerated depreciation for the closure of six factories, including two in Europe, three in the U.S. and one in Asia/Pacific,

•	$81.7 million for severance and employee benefit costs relating to the reduction of the global workforce by approximately 1,400 positions, and

•
$72.9 million associated with other implementation costs, primarily for professional fees, contract termination and relocation costs for the establishment of the European supply chain hub and to improve global manufacturing efficiencies.

Of the $205.4 million total pre-tax charges in Fiscal 2012, $129.9 million was recorded in cost of products sold and $75.5 million in SG&A. In addition, after-tax charges of $18.9 million were recorded in losses from discontinued operations for Fiscal 2012, for severance and employee benefit costs relating to workforce reductions by approximately 1,500 positions and the closure of two factories.

The Company does not include productivity charges in the results of its reportable segments. The pre-tax impact of allocating such charges to segment results would have been as follows:

Fiscal 2012
(In millions)
North American Consumer Products	$25.6
Europe	56.4
Asia/Pacific	65.7
U.S. Foodservice	52.8
Rest of World	4.4
Non-Operating	0.6
Total productivity charges	$205.4
(Totals may not add due to rounding)

There were no charges for productivity initiatives in Fiscal 2013. The amount included in other accrued liabilities related to productivity initiatives totaled $54.6 million at April 29, 2012, all of which was paid in cash during Fiscal 2013.